                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                    $7,320,102.39

RECEIPTS:
     1.  Receipts from Operations                                    $  157,628.50
     2.  Other Receipts                                              $          --
         Other Receipts (Received by Parent or Affiliate)            $          --
                                                                     -------------
TOTAL RECEIPTS                                                       $  157,628.50
Less:  Receipts received by Parent or Affiliate                      $          --
                                                                     -------------
ADJUSTED RECEIPTS                                                    $  157,628.50

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                 $          --
         b. Others                                                   $          --
     4. Taxes
         a. Federal Income Taxes                                     $          --
         b. FICA Withholdings                                        $          --
         c. Employee's withholdings                                  $          --
         d. Employer's FICA                                          $          --
         e. Federal Unemployment Taxes                               $          --
         f. State Income Tax                                         $          --
         g. State Employee withholdings                              $          --
         h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                              $          --
         b. Utilities                                                $          --
         c. Insurance                                                $          --
         d. Merchandise bought for manufacture or sell               $          --
         e. Other necessary expenses
             U.S. Trustee Fees                                       $          --
             Commissions on accounts receivable collections          $      600.00
             Computer Access/Hosting Services                        $    8,625.00
                                                                     -------------

TOTAL DISBURSEMENTS                                                  $    9,225.00
Less: Disbursements paid by Parent/Affiliate                         $   (8,625.00)
                                                                     -------------
ADJUSTED DISBURSEMENTS                                               $      600.00

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                  $  157,028.50

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                              $          --
                                                                     -------------

ENDING BALANCE IN Citibank                                           $    8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                    $5,899,961.19
ENDING BALANCE IN BofA-Dallas TX                                     $1,568,736.80

                                                                     -------------
ENDING BALANCE IN ALL ACCOUNTS                                       $7,477,130.89
                                                                     =============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2002

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536


      DATE RECEIVED                              DESCRIPTION                              AMOUNT
      -------------                              -----------                              ------
Receipts from Operations:

        7/19/2002                                  Net One*                            $   2,000.00
        7/19/2002                                  Net One*                                2,000.00
        7/25/2002                              Stickdog Telecom                            3,000.00
        7/25/2002                             Direct Net Telecom                          64,033.50
        7/25/2002                                NACS/Texcom                              86,595.00
                                                                                       ------------
                                                                                       $ 157,628.50
                                                                                       ============

* Collection fee of $300 reduced actual cash received to $1,700.00.


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2002

STATEMENT OF INVENTORY

    Beginning Inventory              $     --
    Add: purchases                   $     --
    Less: goods sold                 $     --
                                     --------
    Ending inventory                 $     --
                                     ========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period    $     --
    Payroll taxes due but unpaid     $     --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR         AMOUNT OF               NUMBER OF                AMOUNT OF
  NAME OF CREDITOR/LESSOR      PAYMENT IS DUE      REGULAR PAYMENT       PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
  -----------------------      --------------      ---------------       -------------------     -------------------
TMR, Inc                          Monthly            $ 40,174.00                 0                  $        --
New World Tower Partners          Monthly            $ 12,651.40                 0                  $        --
Quinby Building Inc               Monthly            $ 10,087.82                 2                  $ 20,175.64
111 Eight Ave, LLC                Monthly            $ 42,485.59                 0                  $        --
Descalso Howard                   Monthly            $  8,585.00                 0                  $        --
One Wilshire Arcade               Monthly            $  7,938.44                 1                  $  7,938.44
Hatfield Philips                  Monthly            $  5,371.63                 0                  $        --


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                   3RD PARTY                INTERCOMPANY                TOTAL
                                                   ------------------------------------------------------------------
   Beginning of month balance                      $101,431,930.03           $  7,015,176.24          $108,447,106.27
   Add: sales on account                           $            --           $            --          $            --
   Add: customer credits                           $            --           $            --          $            --
   Add: intercompany activity                      $            --           $            --          $            --
   Less: collections                               $   (157,628.50)          $            --          $   (157,628.50)
   Less: offsets                                   $            --           $            --          $            --
   Less: application of customer deposits          $            --           $            --          $            --
                                                   ------------------------------------------------------------------
   End of month balance                            $101,274,301.53           $  7,015,176.24          $108,289,477.77
                                                   ==================================================================
    0-30 Days               31-60 Days                61-90 Days              Over 90 Days           End of Month Total
    ---------               ----------                ----------              ------------           ------------------
     $    --                 $     --              $            --           $101,274,301.53          $ 101,274,301.53


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                3RD PARTY                INTERCOMPANY                TOTAL
                                                             ------------------------------------------------------------------
   Beginning of month balance                                $  5,528,060.86           $  4,805,501.60          $ 10,333,562.46
   Add: sales on account**                                   $      9,225.00           $            --          $      9,225.00
   Add: intercompany activity
      Expenses paid directly by Parent or Affiliate          $     (8,625.00)          $      8,625.00          $            --
      Net cash advanced by Parent or Affiliate               $            --           $            --          $            --
      Credit extended by Parent or Affiliate                 $            --           $            --          $            --
      Amounts collected on behalf of Affiliate               $            --           $            --          $            --
   Less: payments                                            $       (600.00)          $            --          $       (600.00)
                                                             ------------------------------------------------------------------
   End of month balance                                      $  5,528,060.86           $  4,814,126.60          $ 10,342,187.46
                                                             ==================================================================


     0-30 Days            31-60 Days                            61-90 Days              Over 90 Days           End of Month Total
     ---------            ----------                            ----------              ------------          ------------------
      $    --              $     --                          $            --           $  5,528,060.86          $  5,528,060.86

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of July 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.  Federal income taxes              Yes (X)          No ( )

       2.  FICA withholdings                 Yes (X)          No ( )

       3.  Employee's withholdings           Yes (X)          No ( )

       4.  Employer's FICA                   Yes (X)          No ( )

       5.  Federal unemployment taxes        Yes (X)          No ( )

       6.  State income tax                  Yes (X)          No ( )

       7.  State employee withholdings       Yes (X)          No ( )

       8.  All other state taxes             See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                   DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                              /s/ Henry C. Lyon
                                              ----------------------------------
                                              For the Debtor In Possession

                                              Henry C. Lyon
                                              Designated Officer


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2002


   BEGINNING BALANCE IN ALL ACCOUNTS                                    $7,477,130.89

   RECEIPTS:
        1.  Receipts from Operations                                    $   26,340.92
        2.  Other Receipts                                              $      107.83
            Other Receipts (Received by Parent or Affiliate)            $          --
                                                                        -------------
   TOTAL RECEIPTS                                                       $   26,448.75
   Less:  Receipts received by Parent or Affiliate                      $          --
                                                                        -------------
   ADJUSTED RECEIPTS                                                    $   26,448.75

   DISBURSEMENTS
        3. Net Payroll
            a. Officers                                                 $          --
            b. Others                                                   $          --
        4. Taxes
            a. Federal Income Taxes                                     $          --
            b. FICA Withholdings                                        $          --
            c. Employee's withholdings                                  $          --
            d. Employer's FICA                                          $          --
            e. Federal Unemployment Taxes                               $          --
            f. State Income Tax                                         $          --
            g. State Employee withholdings                              $          --
            h. All other state taxes

        5. Necessary Expenses (Paid by Parent or Affiliate)
            a. Rent or mortgage payment(s)                              $          --
            b. Utilities                                                $          --
            c. Insurance                                                $          --
            d. Merchandise bought for manufacture or sell               $          --
            e. Other necessary expenses
                U.S. Trustee Fees                                       $          --
                Commissions on accounts receivable collections          $      300.00
                Computer Access/Hosting Services                        $   28,625.00
                                                                        -------------

   TOTAL DISBURSEMENTS                                                  $   28,925.00
   Less: Disbursements paid by Parent/Affiliate                         $  (28,625.00)
                                                                        -------------
   ADJUSTED DISBURSEMENTS                                               $      300.00

   NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                  $   26,148.75

   NET INTERCOMPANY SWEEP TRANSFERS - WAXS                              $          --
                                                                        -------------

   ENDING BALANCE IN Citibank                                           $    8,432.90
   ENDING BALANCE IN BofA-Atlanta GA                                    $5,926,109.94
   ENDING BALANCE IN BofA-Dallas TX                                     $1,568,736.80

                                                                        -------------
   ENDING BALANCE IN ALL ACCOUNTS                                       $7,503,279.64
                                                                        =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2002

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536


     DATE RECEIVED                             DESCRIPTION                           AMOUNT
     -------------                             -----------                           ------
Receipts from Operations:
      8/13/2002                                Maxxis Group                       $  2,675.00
      8/13/2002                             Direct Net Telecom                      12,990.92
      8/27/2002                                Maxxis Group                          2,675.00
      8/27/2002                           Sonera Communications                      6,000.00
      8/30/2002                                  Net One*                            2,000.00
                                                                                  -----------
                                                                                    26,340.92

Other Receipts:
      8/13/2002                            U.S. District Court                    $    107.83
                                                                                  -----------
                                                                                  $ 26,448.75
                                                                                  ===========

* Collection fee of $300 reduced actual cash received to $1,700.00.



                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: August 31, 2002

STATEMENT OF INVENTORY

    Beginning Inventory               $      --
    Add: purchases                    $      --
    Less: goods sold                  $      --
                                      ---------
    Ending inventory                  $      --
                                      =========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period     $      --
    Payroll taxes due but unpaid      $      --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                      DATE REGULAR           AMOUNT OF              NUMBER OF                  AMOUNT OF
     NAME OF CREDITOR/LESSOR         PAYMENT IS DUE       REGULAR PAYMENT       PAYMENTS DELINQUENT       PAYMENTS DELINQUENT
     -----------------------         --------------       ---------------       --------------------      -------------------
     TMR, Inc                            Monthly            $ 40,174.00                 0                     $        --
     New World Tower Partners            Monthly            $ 12,651.40                 0                     $        --
     Quinby Building Inc                 Monthly            $ 10,087.82                 2                     $ 20,175.64
     111 Eight Ave, LLC                  Monthly            $ 42,485.59                 0                     $        --
     Descalso Howard                     Monthly            $  8,585.00                 0                     $        --
     One Wilshire Arcade                 Monthly            $  7,938.44                 1                     $  7,938.44
     Hatfield Philips                    Monthly            $  5,371.63                 0                     $        --


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: August 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                   3RD PARTY                INTERCOMPANY                TOTAL
                                                   ------------------------------------------------------------------
   Beginning of month balance                      $101,274,301.53           $  7,015,176.24          $108,289,477.77
   Add: sales on account                           $            --           $            --          $            --
   Add: customer credits                           $            --           $            --          $            --
   Add: intercompany activity                      $            --           $            --          $            --
   Less: collections                               $    (26,340.92)          $            --          $    (26,340.92)
   Less: offsets                                   $            --           $            --          $            --
   Less: application of customer deposits          $            --           $            --          $            --
                                                   ------------------------------------------------------------------
   End of month balance                            $101,247,960.61           $  7,015,176.24          $108,263,136.85
                                                   ==================================================================


       0-30 Days               31-60 Days             61-90 Days              Over 90 Days           End of Month Total
       ---------               ----------             ----------               ------------          ------------------
        $    --                 $     --           $            --           $101,247,960.61         $ 101,247,960.61


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                 3RD PARTY               INTERCOMPANY                TOTAL
                                                             ------------------------------------------------------------------
   Beginning of month balance                                $  5,528,060.86           $  4,814,126.60          $ 10,342,187.46
   Add: sales on account**                                   $     28,925.00           $            --          $     28,925.00
   Add: intercompany activity
      Expenses paid directly by Parent or Affiliate          $    (28,625.00)          $     28,625.00          $            --
      Net cash advanced by Parent or Affiliate               $            --           $            --          $            --
      Credit extended by Parent or Affiliate                 $            --           $            --          $            --
      Amounts collected on behalf of Affiliate               $            --           $            --          $            --
   Less: payments                                            $       (300.00)          $            --          $       (300.00)
                                                             ------------------------------------------------------------------
   End of month balance                                      $  5,528,060.86           $  4,842,751.60          $ 10,370,812.46
                                                             ==================================================================


      0-30 Days          31-60 Days                            61-90 Days                Over 90 Days          End of Month Total
      ---------          ----------                            ----------                ------------          ------------------
       $    --            $    --                            $            --           $  5,528,060.86          $  5,528,060.86

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of August 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: August 31, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1. Federal income taxes              Yes (X)          No ( )

       2. FICA withholdings                 Yes (X)          No ( )

       3. Employee's withholdings           Yes (X)          No ( )

       4. Employer's FICA                   Yes (X)          No ( )

       5. Federal unemployment taxes        Yes (X)          No ( )

       6. State income tax                  Yes (X)          No ( )

       7. State employee withholdings       Yes (X)          No ( )

       8. All other state taxes             See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                                  /s/ Henry C. Lyon
                                                  ------------------------------
                                                  For the Debtor In Possession

                                                  Henry C. Lyon
                                                  Designated Officer


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                              $7,503,279.64

RECEIPTS:
     1.  Receipts from Operations                                              $   14,000.00
     2.  Other Receipts                                                        $          --
         Other Receipts (Received by Parent or Affiliate)                      $          --
                                                                               -------------
TOTAL RECEIPTS                                                                 $   14,000.00
Less:  Receipts received by Parent or Affiliate                                $          --
                                                                               -------------
ADJUSTED RECEIPTS                                                              $   14,000.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                           $          --
         b. Others                                                             $          --
     4. Taxes
         a. Federal Income Taxes                                               $          --
         b. FICA Withholdings                                                  $          --
         c. Employee's withholdings                                            $          --
         d. Employer's FICA                                                    $          --
         e. Federal Unemployment Taxes                                         $          --
         f. State Income Tax                                                   $          --
         g. State Employee withholdings                                        $          --
         h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                        $          --
         b. Utilities                                                          $          --
         c. Insurance                                                          $          --
         d. Merchandise bought for manufacture or sell                         $          --
         e. Other necessary expenses
            Expenses associated with equipment sales                           $      600.00
            Commissions on accounts receivable collections                     $      300.00
            Computer Access/Hosting Services                                   $    8,625.00
                                                                               -------------

TOTAL DISBURSEMENTS                                                            $    9,525.00
Less: Disbursements paid by Parent/Affiliate                                   $   (9,225.00)
                                                                               -------------
ADJUSTED DISBURSEMENTS                                                         $      300.00

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                            $   13,700.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                        $          --
                                                                               -------------

ENDING BALANCE IN Citibank                                                     $    8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                              $5,939,809.94
ENDING BALANCE IN BofA-Dallas TX                                               $1,568,736.80

                                                                               -------------
ENDING BALANCE IN ALL ACCOUNTS                                                 $7,516,979.64
                                                                               =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2002

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536


     DATE RECEIVED                       DESCRIPTION                AMOUNT
     -------------                       -----------                ------
Receipts from Operations:
               9/26/2002                   Net One*              $  2,000.00
               9/26/2002                DTI Com, Inc.               5,000.00
               9/26/2002                Telecomm Mgmt               7,000.00

                                                                 -----------
                                                                 $ 14,000.00
                                                                 ===========

* Collection fee of $300 reduced actual cash received to $1,700.00.



                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                    For the Month Ending: September 30, 2002

STATEMENT OF INVENTORY

    Beginning Inventory                              $       --
    Add: purchases                                   $       --
    Less: goods sold                                 $       --
                                                     ----------
    Ending inventory                                 $       --
                                                     ==========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                    $       --
    Payroll taxes due but unpaid                     $       --



               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR                  AMOUNT OF                    NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR        PAYMENT IS DUE              REGULAR PAYMENT           PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
-----------------------        --------------             ----------------          --------------------     -------------------
TMR, Inc                          Monthly                  $     40,174.00                  0                $            --
New World Tower Partners          Monthly                  $     12,651.40                  0                $            --
Quinby Building Inc               Monthly                  $     10,087.82                  2                $     20,175.64
111 Eight Ave, LLC                Monthly                  $     42,485.59                  0                $            --
Descalso Howard                   Monthly                  $      8,585.00                  0                $            --
One Wilshire Arcade               Monthly                  $      7,938.44                  1                $      7,938.44
Hatfield Philips                  Monthly                  $      5,371.63                  0                $            --


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.           CASE NUMBER: 01-14643-SPS

                     For the Month Ending: September 30, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                  3RD PARTY            INTERCOMPANY              TOTAL
                                                                 --------------------------------------------------------------
         Beginning of month balance                              $ 101,247,960.61       $  7,015,176.24        $ 108,263,136.85
         Add: sales on account                                   $             --       $            --        $             --
         Add: customer credits                                   $             --       $            --        $             --
         Add: intercompany activity                              $             --       $            --        $             --
         Less: collections                                       $     (14,000.00)      $            --        $     (14,000.00)
         Less: offsets                                           $             --       $            --        $             --
         Less: application of customer deposits                  $             --       $            --        $             --
                                                                 --------------------------------------------------------------
         End of month balance                                    $ 101,233,960.61       $  7,015,176.24        $ 108,249,136.85
                                                                 ==============================================================

          0-30 Days               31-60 Days                      61-90 Days           Over 90 Days        End of Month Total
          ---------               ----------                      ----------           ------------        ------------------
         $      --               $       --                    $            --        $101,233,960.61        $ 101,233,960.61


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                                     3RD PARTY            INTERCOMPANY              TOTAL
                                                                 --------------------------------------------------------------
         Beginning of month balance                              $  5,528,060.86        $  4,842,751.60        $  10,370,812.46
         Add: sales on account**                                 $      9,525.00        $            --        $       9,525.00
         Add: intercompany activity
            Expenses paid directly by Parent or Affiliate        $     (9,225.00)       $      9,225.00        $             --
            Net cash advanced by Parent or Affiliate             $            --        $            --        $             --
            Credit extended by Parent or Affiliate               $            --        $            --        $             --
            Amounts collected on behalf of Affiliate             $            --        $            --        $             --
         Less: payments                                          $       (300.00)       $            --        $        (300.00)
                                                                 --------------------------------------------------------------
         End of month balance                                    $  5,528,060.86        $  4,851,976.60        $  10,380,037.46
                                                                 ==============================================================

          0-30 Days               31-60 Days                     61-90 Days            Over 90 Days        End of Month Total
          ---------               ----------                     ----------            ------------        ------------------
         $      --               $       --                    $           --         $  5,528,060.86        $   5,528,060.86

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of September 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                    For the Month Ending: September 30, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                                                    See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                   DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                                  /s/ Henry C. Lyon
                                                  -----------------------------
                                                  For the Debtor In Possession

                                                  Henry C. Lyon
                                                  Designated Officer


                            OPERATING REPORT Page 6